SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                  June 27, 1996
                Date of Report (Date of earliest event reported)



                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)



  Minnesota                           0-21534                     41-1663712
(State or other                 (Commission File No.)          (IRS Employer ID
jurisdiction of                                                       No.)
incorporation)



             724 - First Street North, Minneapolis, Minnesota 55401
                    (Address of principal executive offices)



                                 (612) 338-3300
              (Registrant's telephone number, including area code)



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      Previous independent accountant

                  (i) On June 27, 1996, Children's Broadcasting Company (the "Registrant") dismissed Ernst & Young LLP as its independent accountant.

                  (ii) Except for an explanatory paragraph with respect to substantial doubt about the Registrant's ability to continue as a going concern and management's plans described in Note 2 to the Registrant's consolidated financial statements as of and for the years ended December 31, 1994 and 1995, the reports of Ernst & Young LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through June 27, 1996, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

                  (v) During the two most recent fiscal years and through June 27, 1996, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Ernst & Young LLP to the SEC dated July 2, 1996.

         (b)      New independent accountant

                  (i) The Registrant engaged BDO Seidman, LLP as its new independent accountant as of June 27, 1996. During the two most recent fiscal years and through June 27, 1996, the Registrant has not consulted with BDO Seidman, LLP on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant's financial statements, or
                           (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

         (c)      Exhibits

                  16. Letter of Ernst & Young LLP to the Securities and Exchange Commission dated July 2, 1996.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   July 2, 1996                    By: /s/ James G. Gilbertson
                                            -----------------------
                                        Name:  James G. Gilbertson
                                        Title: Chief Operating Officer,
                                               Chief Financial Officer and
                                               Treasurer






                                  EXHIBIT INDEX

       Exhibit
        Number                  Description of Exhibit

         16 Letter of Ernst & Young LLP addressed to the SEC dated July 2, 1996 re change in certifying accountant